UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Amendment No. 1

FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2014 (October 1, 2014)

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FONA, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-54129	41-1683548
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1026 Anaconda Drive, Castle Rock, Colorado 80108

(Address of Principal Executive Office) (Zip Code)

(303) 513-3510

(Registrant’s telephone number, including area code)

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the information set forth in the Form 8-K filed by Fona, Inc. (the “Company”) on October 7, 2014 to correct the number of shares purchased by Evolutionary Genomics, Inc. on October 1, 2014.

Item 1.01

Entry into a Material Definitive Agreement;

On October 1, 2014, Evolutionary Genomics, Inc. entered into a Securities Purchase Agreement with Michael Friess, Sanford Schwartz, Nick Boosalis, Desfaire, Inc. and The Boosalis Group, Inc., pursuant to which, in consideration of $110,000, Evolutionary Genomics, Inc. purchased, in the aggregate, 5,201,423 shares of the Company’s common stock, par value $.001 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FONA, INC.

Dated: October 8, 2014	By:	/s/ Steve B. Warnecke
	Name:	Steve B. Warnecke
	Title:	Chairman of the Board, President and Chief Executive Officer